UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On July 26, 2021, Intel Corporation (“Intel”) issued a press release providing an update on its manufacturing process and packaging technology roadmaps. As part of the update, Intel also introduced a new naming structure for its manufacturing process nodes, which includes the name changes summarized below:

Previous Process Node Name	New Process Node Name
10nm SuperFin	10nm SuperFin (unchanged)
10nm Enhanced SuperFin	Intel 7
Intel 7nm	Intel 4

Intel introduced additional future nodes, including Intel 3 and Intel 20A, and discussed future process and packaging technologies, such as its PowerVia, RibbonFET, Foveros Omni, and Foveros Direct technologies, in the update.

The press release is furnished as Exhibit 99.1 to this report. Intel’s webcast discussing the update will be available for replay at www.intc.com.

Forward-Looking Statements

This report and the exhibit attached hereto contain forward-looking statements relating to Intel’s future plans and expectations, including with respect to Intel’s process and packaging technology roadmaps and schedules; innovation cadence; future technology and products and the expected benefits and availability of such technology and products, including PowerVia, RibbonFET, Foveros Omni, and Foveros Direct technologies, future process nodes, and other technologies and products; technology parity and leadership; future use, benefits, and availability of EUV and other manufacturing tools; expectations regarding suppliers, partners, and customers; Intel’s strategy; manufacturing plans; manufacturing expansion and investment plans; and plans and goals related to Intel’s foundry business. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” “strategy,” “progress,” “accelerate,” “path,” “on-track,” “roadmap,” “pipeline,” “cadence,” “momentum,” “positioned,” “committed,” and “deliver” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, and uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s current expectations and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations include, among others, Intel’s failure to realize the anticipated benefits of its strategy and plans; changes in plans due to business, economic, or other factors; actions taken by competitors, including changes in competitor technology roadmaps; changes impacting our projections regarding our technology or competing technology; delays in development or implementation of our future manufacturing technologies or failures to realize the anticipated benefits of such technologies, including expected improvements in performance and other factors; delays or changes in the design or introduction of future products; changes in customer needs or plans; changes in technology trends; our ability to rapidly respond to technological developments; delays, changes in plans, or other disruptions involving manufacturing tool and other suppliers; and other factors set forth in Intel’s reports filed or furnished with the Securities and Exchange Commission (“SEC”), including Intel’s most recent reports on Form 10-K and Form 10-Q, available at Intel’s investor relations website at www.intc.com and the SEC’s website at www.sec.gov. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this report and the exhibit attached hereto, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

The information in Item 7.01 of this report and the exhibit attached hereto are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided as part of this report:

Exhibit	Description

99.1	Press release titled “Intel Accelerates Process and Packaging Innovations,” issued by Intel on July 26, 2021

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: July 26, 2021	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary